EXHIBIT 10.2

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of January 10, 2006, by DAVID LICHTENSTEIN, having an address at 326 Third Street, Lakewood, New Jersey 08701(“Guarantor”), in favor of CITICORP USA, INC., a Delaware corporation, having an office at 666 Fifth Avenue, 5th Floor, New York, New York 10103 (“Lender”).

R E C I T A L S

A.           Pursuant to the terms of a certain Loan Agreement, of even date herewith (the “Loan Agreement”), Lender is concurrently herewith making a loan to PGRT EQUITY LLC (the “Borrower”) in the original principal amount of $58,000,000.00 (the “Loan”). The Loan is secured by the Collateral described in the Loan Documents (as defined below). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

B.           The Loan is evidenced by a certain Promissory Note of even date herewith (as amended, replaced, renewed, extended or otherwise modified from time to time, the “Note”), made by the Borrower in favor of Lender. The Note, the Loan Agreement, this Guaranty and all other documents evidencing and/or securing the Loan as the same may be amended or modified from time to time, are referred to herein, collectively as the “Loan Documents”.

C.           Guarantor either directly or indirectly controls the Borrower and will otherwise derive substantial benefits from Lender’s making the Loan to the Borrower.

D.           As a material inducement to make the Loan, Lender has required, and Guarantor has agreed, to guaranty, in part, payment of the Loan and the payment and performance of the Borrower’s liabilities and obligations under the Note and the other Loan Documents as more particularly specified herein and under the circumstances described herein.

NOW, THEREFORE, in order to induce Lender to make the Loan, and in consideration thereof, Guarantor hereby agrees as follows:

W I T N E S S E T H

SECTION 1. Guaranty.

(a) Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Guaranteed Liabilities (as defined below) as a primary obligor and will fully perform each and every term and provision hereof. Guarantor absolutely, unconditionally and irrevocably guarantees to Lender the following (collectively, the “Guaranteed Liabilities”):

(i) the full and prompt payment, discharge and satisfaction of the entire principal amount of the Loan, whether at stated maturity, upon acceleration or otherwise; provided, however, notwithstanding the foregoing, in no event shall Guarantor’s liability for the payment of principal under the Loan exceed (x) prior to (1) the delivery to Lender of the documents and instruments required pursuant to Section 7.29 of the Loan Agreement (the “180 Deliveries”) or (2) the partial prepayment of the Loan described in subsection 2(b)(vii) of the Loan Agreement (the “180 Prepayment”), fifty percent (50%) of the original principal amount of the Loan, and (y) from and after the 180 Deliveries or the 180 Prepayment, twenty-five (25%) of the original principal amount of the Loan; subject, however, to the provisions of Section 1(c) below;

(ii) the full and prompt payment of all interest on the Loan and Note when due irrespective of whether such interest is payable by or enforceable, or allowed or allowable, against Borrower in a bankruptcy or other insolvency proceeding involving Borrower as the debtor; and

(iii) the full and prompt payment of all Operating Expenses with respect to all Properties.

(b) Guarantor shall also be liable for, and shall indemnify, defend and hold Lender, its successors and assigns, and their respective shareholders, employees, officers, directors, affiliates and agents (each an “Indemnified Party”) harmless from and against, any and all loss, cost, expense, damage, claim or other obligation (including, without limitation, reasonable attorneys’ fees and costs of defense) incurred or suffered by Lender and arising out of or in connection with the following:

(i) any breach of the Environmental Indemnity, Certification and Remediation Agreement executed by Borrower and Guarantor for the benefit of Lender, dated on or about the date hereof, including, without limitation, the indemnification provisions contained therein;

(ii) any failure to comply with the provisions of the Loan Documents prohibiting subordinate financing or the sale, transfer or encumbrance of the Property or any direct or indirect ownership interest in Borrower or any Loan Party;

(iii) any application in violation of the Loan Documents or other misapplication by Borrower, its agents, affiliates, officers or employees of any funds derived from the Property, including security deposits, insurance proceeds and condemnation awards;

(iv) after the occurrence of an Event of Default or otherwise to the extent the Loan Documents require such application, Borrower’s failure to apply proceeds of rents (including rents collected in advance) or any other receipts in respect of the leases (lease termination and modification payments and recoveries upon defaulted leases) and other income or funds derived from the Property or any other collateral when received to the costs of maintenance and operation of the Property and to the payment of taxes, lien claims, insurance premiums, monthly payments of principal and interest or escrow payments or other payments due under the Loan Documents;

(v) Borrower, Guarantor or any Affiliate contests or in any way interferes with, directly or indirectly, any foreclosure action or sale commenced by Lender or with any other enforcement of Lender’s rights, powers or remedies under any of the Loan

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Documents or under any document evidencing, securing or otherwise relating to the Property or any other collateral for the Debt (whether by making any motion, bringing any counterclaim, claiming any defense, seeking any injunction or other restraint, commencing any action seeking to consolidate any such foreclosure or other enforcement with any other action, or otherwise), other than contests brought in good faith by Borrower upon which such Borrower ultimately prevails through a favorable court order in favor of Borrower;

(vi) the seizure or forfeiture of the Property, or any portion thereof, or Lender’s interest therein, resulting from criminal wrongdoing by Borrower, its agents, affiliates, officers or employees;

(vii) in the event Lender has waived (or Borrower has failed to pay or the Mortgage does not require) the monthly collection for real and personal property taxes, assessments, insurance premiums, or ground rents, then failure by Borrower to pay any or all such taxes, assessments, premiums and rents;

(viii) waste of the Property;

(ix) any failure by Borrower to insure the Property in accordance with the Loan Documents;

(x) the removal or disposal of any portion of the Property after an Event of Default to the extent such Property is not replaced by Borrower with like property of equivalent value, function and design;

(xi) any payments made by Borrower to any affiliated property manager or other Affiliate of Borrower after the occurrence and during the continuance of an Event of Default;

(xii) Borrower’s collection of Rents more than one month in advance or entering into or modifying Leases, or receipt of monies by Borrower or its Affiliates in connection with the modification of any Leases, in violation of the Mortgage; and

(xiii) any documentary stamp, intangibles tax, mortgage recording tax or other transfer or mortgage or mortgage debt taxes or fees or other similar taxes or fees charged upon any transfer of the Property to or by Borrower or upon the making of the loan evidenced by the Note or upon the Note or Mortgage or the recording or acceptance thereof, and any brokerage commission or finder’s fees claimed in connection with the transactions contemplated by the Loan Documents.

(c) Guarantor shall be liable for the full amount of the Debt (as defined in the Loan Agreement) in the event of:

(i) any fraud or material misrepresentation by Borrower or Guarantor in connection with the Loan;

(ii) any Voluntary Bankruptcy Event.; or

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(iii) any purchase of a Senior Loan by Borrower, any other Loan Party or Guarantor.

(d) Guarantor further hereby absolutely, irrevocably and unconditionally guarantees payment of any and all fees, costs and expenses (including, without limitation, court costs, reasonable attorneys’ fees, costs and expenses) paid or incurred by the Lender in endeavoring to collect all or any part of the Guaranteed Liabilities from Guarantor or in enforcing any rights or remedies under this Guaranty (the “Enforcement Costs”) together with interest on such Enforcement Costs. The obligations of Guarantor under Section 1(a), (b), (c) and (d) hereof are collectively referred to herein as the “Guaranteed Liabilities.”

(e) The Guaranty described in this Section 1 is made without defense (except only indefeasible payment in full of all of the Obligations by the Borrower in accordance with the Loan Documents (or Guarantor in accordance herewith)), offset, counterclaim or right of subrogation, each of which is hereby waived.

SECTION 2. Guaranty Absolute.

(a) Guarantor guarantees that the Guaranteed Liabilities will be paid and performed strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

(i) any lack of validity or enforceability of any of the Loan Documents (or any other agreement or instrument relating thereto);

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Liabilities, or any other amendment or waiver of or any consent to departure from any of the Loan Documents, including, without limitation, changes in the terms of repayment of the Loan, modifications, extensions (including extensions beyond and after the original term) or renewals of payment dates, changes in interest rate or the advancement of additional funds by Lender in its discretion;

(iii) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Liabilities; or

(iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of the Borrower in respect of the Guaranteed Liabilities or Guarantor in respect of this Guaranty (excepting only indefeasible payment in full of the Obligations by the Borrower in accordance with the terms of the Loan Documents).

(b) Notwithstanding any termination or release of this Guaranty or the cancellation of the Note or any other agreement evidencing the Guaranteed Liabilities, if at any time any payment of any of the Guaranteed Liabilities (from any source) is rescinded, repaid or must otherwise be returned by Lender (i) due to or upon the insolvency, bankruptcy or reorganization of Borrower

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or any Guarantor, or (ii) for any other circumstance, this Guaranty shall continue to be effective or be reinstated, as the case may be, all as though such payment had not been made.

SECTION 3. Election of Remedies. Guarantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, may have destroyed Guarantor’s rights of subrogation and reimbursement against the principal or satisfied any debt of the Borrower to Guarantor under applicable law.

SECTION 4. Waivers of Subrogation and Other Rights.

(a) Upon a default by the Borrower, Lender in its sole discretion, without prior notice to or consent of Guarantor, may elect to:  (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Loan, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Loan or any part of it or make any other accommodation with the Borrower or Guarantor, or (iv) exercise any other remedy against the Borrower or any security. No such action by Lender shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from the Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Loan.

(b) Regardless of whether Guarantor may have made any payments to Lender, until the Obligations shall have been indefeasibly paid in full in accordance with the Loan Documents, Guarantor waives: (i) all rights of subrogation, all rights of indemnity, all rights of contribution and any other rights to collect reimbursement from the Borrower for any sums paid to Lender, whether contractual or arising by operation of law or otherwise, (ii) all rights to enforce any remedy that Lender may have against the Borrower, and (iii) all rights to participate in any security now or later to be held by Lender for the Loan.

SECTION 5. Guaranty Independent; Waivers.

(a) Guarantor agrees that (i) the obligations hereunder are independent of and in addition to the undertakings of the Borrower pursuant to the Loan Documents, any evidence of indebtedness issued in connection therewith, any mortgage or security agreement given to secure the same, any other guaranties given in connection with the Loan and any other obligations of Guarantor to Lender, (ii) a separate action may be brought to enforce the provisions hereof whether any Borrower is a party in any such action or not, (iii) Lender may at any time, or from time to time, in its sole discretion (A) extend or change the time of payment and/or performance and/or the manner, place or terms of payment and/or performance of all or any of the Guaranteed Liabilities; (B) exchange, release and/or surrender all or any of the collateral security, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Lender in connection with all or any of the Guaranteed Liabilities; (C) sell and/or purchase all or any such collateral at public or private sale, or at any broker’s board, in the manner permitted by law and

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after giving any notice which may be required, and after deducting all actual out of pocket costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale may be applied by Lender upon all or any of the Guaranteed Liabilities to the extent of such Guaranteed Liabilities; and (D) settle or compromise with the Borrower, and/or any other person liable thereon, any and all of the Guaranteed Liabilities, and/or subordinate the payment of same, or any part thereof, to the payment of any other debts or claims, which may at any time be due or owing to Lender and/or any other person or corporation, and (iv) Lender shall be under no obligation to marshal any assets in favor of Guarantor or in payment of any or all of the Guaranteed Liabilities.

(b) This Guaranty is an absolute, present and continuing guaranty of payment and performance and not of collectability and is in no way conditional or contingent upon any attempt to collect from Borrower any unpaid amounts due or otherwise to enforce performance by Borrower. Guarantor hereby waives (i) presentment, demand, protest, notice of acceptance, notice of dishonor, notice of nonperformance and any other notice with respect to any of the Guaranteed Liabilities and this Guaranty, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or making any claim or demand hereunder upon Guarantor, (ii) any right to require Lender to (A) proceed against the Borrower, (B) proceed against or exhaust any security held from the Borrower, or (C) pursue any remedy in Lender’s power whatsoever, and in connection therewith Guarantor hereby waives, to the fullest extent not prohibited by law, all rights and benefits under any law that provides that a guarantor may require the creditor to proceed against the principal or to pursue any other remedy available to the creditor and, if the creditor neglects to do so, the guarantor is exonerated to the extent to which the guarantor is prejudiced thereby, any law that provides that whenever a guarantor provides security for the principal’s obligation in addition to security provided by the principal for such obligation, the guarantor may require the creditor to proceed against the security provided by the principal before proceeding against any security provided by the guarantor, and any law that requires, under certain circumstances, a creditor to resort to its security in a particular order; (iii) any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation from any cause whatsoever of the liability of the Borrower other than full and indefeasible payment of the Guaranteed Liabilities and in connection therewith Guarantor hereby waives, to the fullest extent permitted by law, all rights and benefits under any law that provides that a guarantor is not liable under its guaranty if the principal is not liable on the underlying obligation for any reason, including, without limitation, a defense available to the principal at the time the obligation was entered into and the cessation of liability of the principal at any time after the contract is executed; (iv) any defense it may acquire by reason of Lender’s election of any remedy against it or the Borrower or both; (v) to the fullest extent permitted by law, all rights and benefits under any law purporting to reduce a guarantor’s obligations in proportion to the principal obligation; (vi) to the fullest extent not prohibited by law, (A) any defense arising as a result of Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (B) any defense based on any borrowing or grant or a security interest under Section 364 of the Bankruptcy Code, and (C) without limiting the generality of the foregoing or any other provision hereof, all rights and benefits which might otherwise be available to the undersigned under any law that provides that a guarantor is exonerated if the creditor alters the underlying obligation of the principal in any respect without the consent of the guarantor, any law that provides that the performance by the guarantor of the underlying obligation, or an offer of such performance

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exonerates a guarantor, and any law that entitles a guarantor to the benefit of all security held by the creditor for the performance by the principal of its obligations to the creditor; (vii) to the fullest extent permitted by law, the benefit of any statute of limitations affecting the liability of Guarantor hereunder or the enforcement thereof; and (ix) to the fullest event permitted by law, any and all rights or defenses to which Guarantor may otherwise have been entitled under any suretyship law in effect from time to time.

GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS BEEN NOTIFIED OF THE NATURE OF ALL OF ITS RIGHTS AND DEFENSES AS A GUARANTOR AND HAS KNOWINGLY AND WITH THE ADVICE OF LEGAL COUNSEL WAIVED SUCH RIGHTS AND DEFENSES AS SET FORTH HEREIN. EACH OF THE WAIVERS CONTAINED HEREIN WERE SEPARATELY BARGAINED FOR.

SECTION 6. Does Not Supersede Other Guaranties. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of the Guaranteed Liabilities and/or any obligations of the Borrower or any other persons or entities heretofore given or hereafter to be given to Lender, and this Guaranty shall not affect or invalidate any such other guaranties. The liability of Guarantor to Lender shall at all times be deemed to be the aggregate liability of Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by Guarantor to Lender.

SECTION 7. Representations and Warranties. Guarantor hereby represents and warrants to Lender as follows:

(a) Compliance with Law. Guarantor is in compliance in all material respects with all laws, regulations, ordinances and orders of public authorities applicable to Guarantor.

(b) Validity of Guaranty.

(i) The execution, delivery and performance by Guarantor of this Guaranty (A)  have received all necessary governmental approval, (B) will not violate (1) any provision of law, any order of any court or agency of government, or (2) any indenture or other material agreement or material instrument to which Guarantor is a party or by which Guarantor or his property is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture or other material agreement or other material instrument which would accelerate, or permit the acceleration of, the maturity of the indebtedness secured thereby, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of the Loan Documents and (D) do not require any notice to or approval or consent of any Person under any material agreement of Guarantor.

(ii) This Guaranty, when delivered to Lender, will constitute the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to applicable bankruptcy law in the event of a bankruptcy filing by or against Guarantor.

(c) Financial Statements.

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(i) All financial statements and data that have been given to Lender by Guarantor with respect to Guarantor (A) are complete and correct in all material respects as of the date given; and (B) accurately present the financial condition of Guarantor on each date as of which, and the results of Guarantor’s operations for the periods for which, the same have been furnished.

(ii) All balance sheets and the notes thereto (and supplemental schedules, if any) with respect to Guarantor furnished to Lender disclose all material liabilities of Guarantor, fixed and contingent, as of their respective dates.

(iii) There has been no adverse change in the financial condition or operations of Guarantor since the date of the most recent financial statement given to Lender with respect to Guarantor, other than changes in the ordinary course of business, none of which changes has been materially adverse individually or in the aggregate.

(iv) There are no judgments or orders for the payment of money outstanding, and no actions, proceedings or investigations pending or, to the knowledge of Guarantor, threatened, against or affecting Guarantor which may have a material and adverse effect or adversely affect Guarantor’s ability to fulfill such Guarantor’s obligations under this Guaranty.

(d) Other Arrangements. Guarantor is not a party to any agreement or instrument materially and adversely affecting Guarantor’s present or proposed business, properties or assets, or operations or condition (whether financial or otherwise); and Guarantor is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions set forth in any agreement or instrument to which Guarantor is a party, the failure of which to perform, observe or fulfill could have a material adverse effect upon the Guarantor’s present or proposed business, properties or assets, or operations or condition.

(e) Litigation. There is not now pending against or affecting Guarantor, nor to the knowledge of Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect the financial condition or operations of Guarantor.

(f) Taxes. Guarantor has filed all federal, state and local income tax returns required to have been filed by Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by Guarantor or is contesting such taxes in good faith, and Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

SECTION 8. Affirmative Covenants. Guarantor covenants and agrees that, so long as any part of the Obligations shall remain unpaid, Guarantor will, unless Lender shall otherwise consent in writing:

(a) Maintain a minimum Net Worth of $500,000,000 (Net Worth Covenant) and maintain cash and Cash Equivalents of no less than $15,000,000 (“Liquidity Covenant”). The term “Net Worth” as used herein shall mean the aggregate fair market value of the assets owned legally and benefically Guarantor, minus the aggregate full face amount of all liabilities of Guarantor. “Cash Equivalents” shall have the meaning set forth in the Loan Agreement.

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(b) Guarantor shall at no time have Indebtedness in excess of $30,000,000, provided that contingent liabilities and Guarantor’s obligations to Lender and its affiliates shall not be included in the calculation of Indebtedness for the purpose of this covenant.

(c) Guarantor shall at no time have contingent liabilities in excess of $60,000,000, provided that contingent liabilities to Lender and its affiliates shall not be included in the calculation of contingent liabilities for the purpose the this covenant.

(d) Deliver to Lender within ninety (90) days after the close of each calendar year a financial statement of Guarantor certified to Lender by an accounting firm satisfactory to Lender, prepared in accordance with GAAP, which financial statement shall also be certified to Lender as being true, correct and complete by Guarantor with the supporting real estate schedules, cash flow statements and lists of contingent liabilities.

(e) Deliver to Lender semi-annually as of December 31 and June 30 each year within 30 days after each such date, a compliance certificate signed by the Guarantor in which Guarantor sets forth the calculation of Net Worth and demonstrates to Lender’s satisfaction that Guarantor has complied with the Liquidity Covenant and the Net Worth Covenant as set forth in Section 8(a) hereof together with bank account statements supporting.

(f) In the event Lender, in good faith, disagrees with Guarantor’s calculations evidencing compliance with the Liquidity Covenant and the Net Worth Covenant as set forth in the compliance certificate required by Section 8(c), then same shall be determined by Lender in good faith based on financial statements and financial data then available to him.

(g) Guarantor shall provide Lender with a copy of his annual federal tax return within thirty (30) days of filing with the Internal Revenue Service.

(h) Taxes Affecting Guarantor. File all federal, state and local income tax returns required to be filed by it and pay before the same become delinquent all taxes that become due pursuant to such returns or pursuant to any assessments received by him.

(i) Compliance with Law. Promptly and faithfully comply in all material respects with all laws, ordinances, rules, regulations and requirements, both present and future, of every duly constituted governmental authority or agency having jurisdiction that are applicable to it.

(j) Books and Records. Maintain full and complete records reflecting his financial condition, in form reasonably satisfactory to Lender, and furnish to Lender the financial statements and information required under Article V of the Loan Agreement.

SECTION 9. Amendments, Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.

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SECTION 10. Notices. All notices that may be required or otherwise provided for or contemplated under the terms of this Guaranty for any party to serve upon or give to any other shall be given in the manner and be effective as provided in the Loan Agreement and sent to the following addresses:

(i) If to Guarantor, at the address indicated on the first page of this Guaranty;

with a copy to:

Herrick Feinstein LLP

2 Park Avenue

New York, New York 10016

Attention: Sheldon Chanales

(ii) If to Lender, to Attention: Diana Yusun at the address indicated on the first page of this Guaranty;

With a copy to:

Sidley Austin Brown & Wood LLP

One S. Dearborn Street

Chicago, Illinois 60603

Attention: Virginia L. Aronson

Fax: (312) 853-7036

Such addresses may be changed from time to time by written notice to the other parties given in the same manner.

SECTION 11. No Waiver; Remedies. No failure on the part of Lender to exercise and no delay in exercising any right or remedy hereunder shall operate as a waiver thereof; nor shall Lender be estopped to exercise any such right or remedy at any future time because of any such failure or delay; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 12. Right of Set-off. Lender is hereby authorized at any time and from time to time, without notice to Guarantor (any such notice being expressly waived by Guarantor), at any time to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty. The rights of Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

SECTION 13. Continuing Guaranty; Transfer of Note.

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(a) This Guaranty is a continuing guaranty and shall (i) subject to the provisions of Section 2(b) hereof, remain in full force and effect until payment in full of the Note, the Guaranteed Liabilities and all other amounts payable under this Guaranty, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by Lender and his successors, transferees and assigns. Without limiting the generality of the foregoing, Lender may, subject to the applicable provisions of the Loan Agreement, assign or otherwise transfer the Loan Documents to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to Lender herein or otherwise.

(b) Subject to the applicable provisions of the Loan Agreement, Lender may, at any time, sell, transfer or assign the Note, and the security therefor, and any or all servicing rights with respect thereto, or grant participations therein. Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in any securities issued in any Secondary Market Transaction backed in whole or in part by the Loan or any credit rating agency rating such securities (collectively, “Investors”), and each prospective Investor, all documents and information that Lender now has or may hereafter acquire relating to the Loan and to the Borrower, Guarantor and the Properties, whether furnished by the Borrower, Guarantor or otherwise, as Lender determines necessary or desirable. The Borrower shall furnish and the Borrower and Guarantor consent to Lender furnishing to such Investors or prospective Investors any and all information concerning the Properties, the Leases, the financial condition of the Borrower and the Guarantor as may be reasonably requested by Lender, any Investor or prospective Investor in connection with any sale, transfer or participation interest. All references to “Lender” hereunder shall be deemed to include the Lender’s permitted successors and assigns.

SECTION 14. Subordination. Any indebtedness of the Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of the Borrower to Lender and Guarantor shall not ask for payment of any such indebtedness or receive and retain any payment with respect thereto without the prior written consent of Lender. Such indebtedness of the Borrower to Guarantor shall, if Lender so requests, be collected, enforced and received by Guarantor as trustee for Lender and be paid over to Lender on account of the indebtedness of the Borrower to Lender, but without reducing or limiting in any manner the liability of Guarantor under the other provisions of this Guaranty.

SECTION 15. No Duty. Guarantor assumes the responsibility for keeping informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Liabilities, and agrees that Lender shall have no duty to advise Guarantor of any information known to Lender regarding any such financial condition or circumstances.

SECTION 16. WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR AND LENDER HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING (I) BROUGHT BY GUARANTOR, BORROWER, LENDER OR ANY OTHER PERSON RELATING TO (A) THE LOAN, (B) THIS GUARANTY OR (C) THE LOAN DOCUMENTS, OR (II) TO WHICH LENDER IS A PARTY. GUARANTOR AND LENDER HEREBY AGREE THAT THIS GUARANTY CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY AND GUARANTOR DOES HEREBY

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CONSTITUTE AND APPOINT LENDER ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND GUARANTOR DOES HEREBY AUTHORIZE AND EMPOWER LENDER, IN THE NAME, PLACE AND STEAD OF GUARANTOR, TO FILE THIS GUARANTY WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

SECTION 17. Bankruptcy of Borrower. Notwithstanding any modification, discharge or extension of the Guaranteed Liabilities, the Note or the other Obligations, the termination or modification of the Note or any of the Loan Documents as a result of the rejection or disaffirmance thereof by any trustee, receiver, liquidator, agent or other representative of Borrower or any amendment, modification, stay or cure of Lender’s rights which may occur in any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar case or proceeding concerning Borrower whether permanent or temporary, and whether assented to by Lender, Guarantor hereby agrees that it shall be obligated hereunder to pay and perform the Guaranteed Liabilities and discharge its other obligations in accordance with the terms of the Guaranteed Liabilities and the terms of this Guaranty in effect on the date hereof. Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of a bankruptcy or reorganization case or proceeding with respect to the Borrower. As an example and not in any way of limitation, a subsequent modification of the Obligations, the Note or the other Obligations, in any reorganization case concerning Borrower shall not affect the obligation of Guarantor to pay and perform the Guaranteed Liabilities in accordance with their original terms.

SECTION 18. Entire Agreement. This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement. No course of prior dealings between Guarantor and Lender, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

SECTION 19. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of law principles.

SECTION 20. Miscellaneous.

(a) Time is of the essence as to all of the terms, covenants and conditions hereof.

(b) If any term, provision, covenant or condition hereof or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable, all provisions, covenants and conditions hereof, and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

(c) This Guaranty may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of such counterparts taken together shall constitute but one and the same instrument.

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(d) Section headings in this Guaranty are included for convenience of reference only and do not constitute a part of this Guaranty for any other purpose.

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IN WITNESS WHEREOF, Guarantor has duly executed and delivered this Guaranty as of the date first above written.

GUARANTOR:

/s/ David Lichtenstein David Lichtenstein